UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party Other than the Registrant

Check the appropriate box:

☐	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☒	Definitive information statement.

DWS INCOME TRUST
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DWS Core Fixed Income Fund

A Message from Your Fund’s President

March 30, 2011

Dear Shareholder,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. Effective January 3, 2011, Fischer Francis Trees & Watts, Inc. (“FFTW”) was appointed to serve as investment sub-adviser to your Fund pursuant to a sub-advisory agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and FFTW (the “New Sub-Advisory Agreement”). While shareholder approval of the New Sub-Advisory Agreement is not required, the enclosed document is intended to provide you with detailed information about FFTW and the New Sub-Advisory Agreement and about the reasons for the Board’s approval of the new sub-advisory relationship.

Under the New Sub-Advisory Agreement, DIMA has delegated to FFTW the responsibility to make the investment decisions and buy and sell securities for DWS Core Fixed Income Fund, which were previously managed by DIMA. The management fees paid by the Fund will not change as a result of the new sub-advisory relationship.

If you have questions about the New Sub-Advisory Agreement, please feel free to call us at 800-621-1048 if you own Class A, B, C, or R shares, 800-730-1313 if you own Institutional Class shares, or 800-728-3337 if you own Class S shares. Thank you for your continued support of DWS Investments.

Michael G. Clark

President

DWS INCOME TRUST

DWS Core Fixed Income Fund

345 Park Avenue, New York, New York 10154

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of DWS Core Fixed Income Fund, a series of DWS Income Trust (the “Fund”).

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order granted to the Fund and Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on January 12, 2010 (the “Exemptive Order”). The Exemptive Order permits the Adviser, subject to Board approval, to select sub-advisers that are not affiliates of the Fund’s Adviser (referred to herein as “Non-Affiliated Sub-advisers” and each a “Non-Affiliated Sub-adviser”) to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with Non-Affiliated Sub-advisers, each without obtaining shareholder approval. Under the conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about a new Non-Affiliated Sub-adviser within ninety (90) days of the hiring of the new Non-Affiliated Sub-adviser.

Effective January 3, 2011, Fischer Francis Trees & Watts, Inc. (“FFTW”) was appointed to serve as investment sub-adviser to your Fund pursuant to a sub-advisory agreement between DIMA and FFTW.

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about FFTW. This Information Statement is being mailed on or about March 30, 2011 to Fund shareholders of record as of March 16, 2011. The number of shares issued and outstanding for each class of the Fund as of March 16, 2011 is set forth in Exhibit G to this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund listed above. In addition, for simplicity, actions may be described in this Information Statement as being taken by the Fund that is a series of DWS Income Trust, a Massachusetts business trust (the “Trust”), although all actions actually are taken by the Trust on behalf of the Fund. The term “Board,” as used herein, refers to the board of trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust. The term “Independent Board Member” means a Board Member who is not an interested person of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

BACKGROUND

General.    At a meeting held on September 10, 2010, your Fund’s Board, including the Independent Board Members, approved the appointment of Fischer Francis Trees & Watts, Inc. (“FFTW”) as a sub-advisor to the Fund and the terms of a new sub-advisory agreement between DIMA and FFTW to become effective on January 3, 2011 (the “Initial Sub-Advisory Agreement”).

At a meeting held on November 19, 2010, the DWS Funds board approved a reorganization of certain DWS Funds, including the Fund, designed to create operational and administrative efficiencies by realigning the DWS Funds into trusts and corporations by asset class and reducing the number of trusts and corporations overseen by the DWS Funds board (the “Shell Reorganization”). The Fund’s reorganization in connection with the Shell Reorganization occurred on February 1, 2011 (the “Reorganization Date”). Prior to the Reorganization Date, the Fund was a series of DWS Advisor Funds, a Massachusetts business trust (the “Initial Trust”). On the Reorganization Date, the Fund as a series of the Initial Trust was reorganized into a newly created series of the DWS Income Trust, a Massachusetts business trust (the “Trust”). The newly created series of the Trust is substantially similar to the series of the Initial Trust. On the Reorganization Date, all of the assets and liabilities of the Fund were transferred to the corresponding new series of the Trust. The reorganization of the Fund did not require the approval of shareholders in order to be effective.

As a result of the planned reorganization of the Fund, your Fund’s Board approved the terms of a revised sub-advisory agreement between DIMA and FFTW, to become effective on the Reorganization Date (the “Revised Sub-Advisory Agreement”). The terms of the Initial Sub-Advisory Agreement and the Revised Sub-Advisory Agreement are identical in all respects, except as related to the Trust and effective date. The Initial Sub-Advisory Agreement and Revised Sub-Advisory Agreement are collectively referred to in this Information Statement as the “New Sub-Advisory Agreement.”

The form of New Sub-Advisory Agreement is attached hereto as Exhibit A. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

Under the New Sub-Advisory Agreement, DIMA has delegated to FFTW the responsibility to make the investment decisions and buy and sell securities for the Fund. Information about FFTW’s investment personnel responsible for the portfolio management of the Fund is provided in Exhibit B.

Implementation of the New Sub-Advisory Agreement did not affect the management fee rate paid by the Fund to DIMA. Under the New Sub-Advisory Agreement, DIMA is responsible for paying FFTW a sub-advisory fee for your Fund at the rate set forth in Appendix A to Exhibit A.

The New Sub-Advisory Agreement for the Fund, as approved by the Board, will continue in effect until September 30, 2011, and will continue from year to year thereafter, subject to annual approval by the Fund’s Board or by a vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund, and also, in either event, approval by a majority of the Board’s Independent Board Members at a meeting called for the purpose of voting on such approval.

A discussion of the Board’s considerations of the Fund’s investment advisory arrangements is provided below. (See “Board Consideration of the Fund’s Advisory Agreements,” below.)

Description of the New Sub-Advisory Agreement.    Effective January 3, 2011, FFTW serves as sub-adviser to your Fund under the New Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, FFTW manages the securities and other assets of your Fund entrusted to it by DIMA, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information. DIMA is responsible for supervising and overseeing FFTW’s performance of its duties under the New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement is paid by DIMA, not the Fund. Under New Sub-Advisory Agreement, FFTW is paid by DIMA at the rates set forth in Appendix A to Exhibit A.

The New Sub-Advisory Agreement provides that FFTW shall not be liable for any loss sustained by the Fund due to a mistake of law or error of judgment by FFTW or the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of FFTW, whether the recommendation is based upon FFTW’s own investigation and research, or upon the investigation and research of any other individual, firm or corporation, if such recommendation was made, or such other individual, firm or corporation was selected, with due care and in good faith. However, FFTW would still be subject to liability for (a) causing the Fund to violate federal or state law, rule or regulation, or an investment policy or restriction in the Fund’s prospectus or statement of additional information, or any written guidelines, policy or instructions provided by the Fund’s Board or DIMA or (b) willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement will remain effective until terminated or not annually approved in the manner described in the 1940 Act. The New Sub-Advisory Agreement may be terminated without penalty (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and FFTW, (b) by DIMA on sixty (60) days’ written notice to FFTW, or (c) by FFTW upon ninety (90) days’ written notice to DIMA. The New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the Trust and DIMA on behalf of the Fund (the “Investment Management Agreement”). In addition, DIMA may terminate the New Sub-Advisory Agreement upon immediate notice if FFTW becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

Board Consideration of Fund’s Advisory Agreements.

The Board, including the Independent Board Members, approved the renewal of your Fund’s Investment Management Agreement with DIMA in September 2010. The Board also approved the Initial Sub-Advisory Agreement and the Revised Sub-Advisory Agreement between DIMA and FFTW. Because the Initial Sub-Advisory Agreement and

the Revised Sub-Advisory Agreement are identical, except as related to the Trust and effective date, in approving the Revised Sub-Advisory Agreement, the Board considered its prior considerations in connection with the approval of the Initial Sub-Advisory Agreement. (For purposes of this section, the Investment Management Agreement and the New Sub-Advisory Agreement are referred to collectively as the “Agreements.”)

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

•	In September 2010, all of the Fund’s Board Members were independent of DIMA and its affiliates.

•

The Board Members meet frequently to discuss fund matters. Each year, the Board Members dedicate substantial time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by the Fund’s independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

•

The Independent Board Members regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Board Members were also advised by the Fund’s independent fee consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the “IFC Report”).

•

With respect to the New Sub-Advisory Agreement, the Board considered that DIMA and the Fund have received the Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to select sub-advisors that are not affiliates of DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Board considered information provided by DIMA confirming that DIMA’s proposal to appoint FFTW as a sub-advisor for the Fund met all the conditions of the Order.

•

The Fixed Income and Quant Oversight Committee engaged in a comprehensive review of the operational, financial and investment capabilities of FFTW, including meeting with key investment personnel and other members of senior management of FFTW. As part of its review, the Fixed Income and Quant Oversight Committee also reviewed and considered the terms of the New Sub-Advisory Agreement.

•

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•

Based on its evaluation of the information provided, the Contract Committee and the Fixed Income and Quant Oversight Committee presented their findings and recommendations to the Independent Board Members as a group. The Independent Board Members reviewed the Contract Committee’s and the Fixed Income and Quant Oversight Committee’s findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee, the Fixed Income and Quant Oversight Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Investment Management Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considered these and many other factors, including the quality and integrity of DIMA’s and FFTW’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services.    The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and FFTW would provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. (“Lipper”). The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009. In connection with its ongoing review of Fund performance, the Board noted the disappointing investment performance of the Fund in recent periods and requested that DIMA examine possible changes to its internal investment process and structure for the Fund and also review potential external sub-advisors for the Fund. Based on the review completed at the request of the Board, DIMA recommended that FFTW be engaged as sub-advisor to provide day-to-day portfolio management services to the Fund. At its September 2010 meeting, the Board reviewed information regarding the experience and skills of FFTW’s senior management and investment personnel, the resources made available to such personnel and the organizational depth and stability of FFTW. The

Board also reviewed information on the performance of a composite of products managed by FFTW with similar investment objectives and strategies as the Fund.

On the basis of its review of the Agreements, the Board concluded that the nature, quality and extent of services to be provided by DIMA and FFTW are expected to be satisfactory.

Fees and Expenses.    The Board considered the Fund’s investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee to be paid to FFTW, the Board considered the proposed fee schedule. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) (“Lipper Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors (“DWS Europe funds”), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds (“DWS Funds”), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and to be provided by FFTW.

Profitability.    The Board reviewed detailed information regarding revenues received by DIMA under the Investment Management Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the estimated profitability of FFTW with respect to the Fund. The Board noted that DIMA will pay FFTW’s fee out of its management fee, and its understanding that the Fund’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale.    The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and FFTW and Their Affiliates.    The Board also considered the character and amount of other incidental benefits received or expected to be received by DIMA and FFTW and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and FFTW related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and FFTW related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance.    The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered FFTW’s compliance program and resources. The Board considered that DIMA would oversee FFTW’s compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Investment Management

Agreement and the approval of the New Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Investment Management Agreement and the approval of the New Sub-Advisory Agreement.

Information about Fischer Francis Trees & Watts, Inc (“FFTW”).    FFTW, located at 200 Park Avenue, New York, New York 10166, was organized in 1972 and is registered as an investment adviser with the SEC. FFTW along with its affiliates in London and Singapore managed, in aggregate, approximately $46.7 billion in assets, as of December 31, 2010, for numerous fixed-income portfolios. FFTW is part of BNP Paribas’ asset management business line, BNP Paribas Investment Partners (“BNPP IP”).

FFTW specializes in managing US, international and global fixed income portfolios for institutional clients such as central banks, official institutions, public and corporate employee pension funds, insurance companies, endowments, foundations, hospitals, and commercial banks. FFTW also serves as the advisor or the sub-advisor to domestic and international pooled investment vehicles. FFTW is directly wholly-owned by Charter Atlantic Corporation (CAC), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.

FFTW does not provide sub-advisory services to any fund whose investment objective is similar to the investment objective of the Fund.

The principal occupations of each director and principal executive officer of FFTW are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at FFTW is 200 Park Avenue, New York, New York 10166. No Board Members or officers of the Fund are employees, officers, directors or shareholders of FFTW.

Name	Position with FFTW	Principal Occupation
Michel Anastassiades	Director Executive Chairman	Chief Executive Officer, BNPP IP North America

Pascal Biville	Director	Regional Head of Europe, Americas and EMEAT, BNPP IP

Deborah Hazell	Director Chief Executive Officer	Chief Executive Officer, FFTW Group

Alnoor Premji	Director	Head of Regional Hub, BNPP IP North America

Robin S. Meister	Secretary Chief Legal Officer Chief Compliance Officer	Head of Legal, Compliance and Oversight of Operational Risk, BNPP IP North America

John Barletta	Chief Financial Officer	Chief Financial Officer, BNPP IP North America

Investment Adviser.    Pursuant to the Investment Management Agreement, DIMA is the investment adviser for your Fund. The Investment Management Agreement between DIMA and the Initial Trust, on behalf of your Fund, was last approved by the Board on September 10, 2010 and was last approved by shareholders of the Fund on May 5, 2006. The Investment Management Agreement between DIMA and the Trust, on behalf of your Fund, was last approved by the Board on November 19, 2010 and was approved by the Fund’s sole shareholder prior to the Reorganization Date.

Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-adviser, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. The address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Alban Miranda	Director and Chief Operating Officer	Managing Director and Chief Operating Officer of DWS Investments Americas

John Nolan	Director, President and Chief Executive Officer	Managing Director and Global Chief Administrative Officer

Cynthia Nestle	Director	Managing Director and Chief Operating Officer of Insurance

Christine Rosner	Director	Managing Director and Global Chief Operating Officer of DB Advisors

John Pak	Secretary and Chief Legal Officer	Managing Director and Global Head of Institutional and Insurance Legal

Francine Legaspi	Chief Financial Officer and Treasurer	Director of DeAM’s Global Finance/Analytics Group

Robert A. Kloby	Chief Compliance Officer	Managing Director of DeAM Compliance

Anjie LaRocca	Assistant Secretary	Assistant Vice President of Deutsche Bank’s Legal Department

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit C sets forth the positions held by the officers of the Fund with DIMA or its affiliates. None of the Board Members hold such a position.

Exhibit D sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including fees paid to “Affiliated Brokers.”

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. The Investment Management Agreement may be terminated at any time upon 60 days’ notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amount paid, by the Fund under the Investment Management Agreement is set forth in Exhibit E. Exhibit E was calculated based on the Fund’s most recent fiscal year.

DIMA also serves as the administrator for the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. Information regarding the administrative services fees payable by the Fund under its Administrative Services Agreement is set forth in Exhibit F. Exhibit F was calculated based on the Fund’s most recent fiscal year.

ADDITIONAL INFORMATION

Share Ownership.    Exhibit H to this Information Statement sets forth information as of March 16, 2011 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of each class of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter.    The principal underwriter for the Fund is DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Contact for further information.    For further information concerning the New Sub-Advisory Agreement, please contact your Fund at 800-621-1048 (Class A, B, C and R), 800-730-1313 (Institutional Class) or 800-728-3337 (Class S).

The most recent Annual Report of the Fund, containing audited financial statements for the Fund’s fiscal year (the “Report”), previously has been furnished to the Fund’s shareholders. An additional copy of the Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154 (for all Classes), or by calling 1-800-621-1048 (Class A, Class B, Class C and Class R), 1-800-730-1313 (Institutional Class) or 1-800-728-3337 (Class S). Reports are also available on the DWS website at www.dws-investments.com or at the website of the SEC at www.sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-621-1048 (Class A, Class B, Class C and Class R), 1-800-730-1313 (Institutional Class) or 1-800-728-3337 (Class S).

EXHIBIT A

FORM OF NEW SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this [        ] day of [            ], 2011, between Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) and Fischer Francis Trees & Watts, Inc. (the “Sub-Adviser”).

WHEREAS, [            ], a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated [            ], (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment adviser to DWS Core Fixed Income Fund (the “Fund”), which is a series of the Trust, and provides certain management services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of the Sub-Adviser.    Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus as it relates to the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time. With respect to any such instructions and directions, the Sub-Adviser may request that such instructions and directions be made in writing.

(b)  The Sub-Adviser shall determine the Assets to be purchased, retained or sold by the Fund and what portion of the Assets will be invested or held uninvested in cash. The Sub-Adviser will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Fund’s Prospectus or as the Board of Trustees or the

Adviser may direct in writing from time to time, in conformity with federal securities laws. The Sub-Adviser is authorized to enter into and execute futures clearing and execution “give-up” agreements and master repurchase agreements in order to carry out its duties under this Agreement. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any written instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets knowingly be purchased from or sold by the Sub-Adviser to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act or exemptive rules under the 1940 Act and approved by the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time of which the Sub-Adviser is advised in writing, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)  The Sub-Adviser shall maintain and keep all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall maintain and keep the books and records relating to the Assets required to be maintained and kept by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and (while it may retain copies thereof) shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser). The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees on reasonable due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions, all in such detail as the Trust or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures of which the Sub-Adviser is advised in writing. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)  The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon the written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance in writing of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in writing in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement acknowledge that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser. The Adviser has obtained the agreement of the Fund’s custodian to act in accordance with the Sub-Adviser’s instructions in connection with the Sub-Adviser’s performance of the Sub-Adviser’s duties under this Agreement.

(f)  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients or others concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients or others and not in any way on behalf of the Fund.

(g)  The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)  The Sub-Adviser shall be responsible for corporate action elections; provided, however, that the Sub-Adviser shall not be responsible for voting proxies received with respect to securities held by the Fund, unless the Adviser, subject to concurrence and delegation by the Trust’s Board of Trustees, notifies the Sub-Adviser in writing that the Sub-Adviser shall have such responsibility.

2.  Duties of the Adviser.    The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions of the Board of Trustees of the Fund, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.    Delivery of Documents.

(a)  The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(i)  The Trust’s Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Fund.

The Adviser agrees to promptly provide the Sub-Adviser with copies of any changes, amendments, modifications or supplements to the above documents or any other document relating to the Sub-Adviser’s services hereunder.

(b)  The Sub-Adviser has furnished the Adviser with copies of each of the following documents, as applicable:

(i)  The current annual financial report of BNP Paribas S.A., the Sub-Adviser’s ultimate parent;

(ii)  An organizational chart showing public companies and U.S. registered broker-dealers affiliated with the Sub-Adviser;

(iii)  A list of entities that are affiliated persons, or affiliated persons of affiliated persons of the Sub-Advisor;

(iv)  The Sub-Adviser’s Form ADV (at least 48 hours prior to this Agreement becoming effective); and

(v)  The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

The Sub-Adviser agrees to provide the Adviser with copies of any changes, amendments, modifications or supplements to the above documents.

4.  Certain Representations and Warranties of the Sub-Adviser.

(a)  The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Fund’s assets it will use all reasonable efforts to adhere to the Fund’s investment objectives, policies and restrictions contained therein.

(c)  The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter at the request of the Adviser), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

(e)  The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Fund’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.  Compliance.

(a)  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Fund’s assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  The Adviser agrees that it (to the extent not prohibited by applicable law or regulation) shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)  The Sub-Adviser shall (to the extent not prohibited by applicable law or regulation) immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)  The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents. In connection with such cooperation as it relates to records relating to trading by employees, the Sub-Adviser shall disclose (i) any and all violations of the Sub-Adviser’s code of ethics by associated persons of the Sub-Adviser, (ii) the function of such person(s), and (iii) such person(s) involvement (if any) in the provision of services by the Sub-Adviser to the Fund pursuant to this Agreement. The parties acknowledge that the Sub-Adviser has obligations of confidentiality with respect to its clients and employees and nothing in this Agreement shall require the Sub-Adviser to act in violation or contravention thereof.

6.  Compensation to the Sub-Adviser.

(a)  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

(b)  For purposes of this Section 6 and Appendix A, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.  Expenses.    The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and the Fund’s pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8.  Standard of Care and Liability of Sub-Adviser.    The Sub-Adviser will not be liable for any loss sustained by reason of a mistake of law or error of judgment by the Sub-Adviser or the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement (such conduct set out in clauses (a) and (b) under this Section 8, “Disqualifying Conduct”).

9.  Disclosure Regarding the Sub-Adviser.

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Trust’s registration statement, prospectus and supplements thereto and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser contained in the Trust’s registration statement, prospectus or supplements thereto that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers.

10.  Insurance.    The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a fidelity bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

11.   Duration and Termination.

(a)  This Agreement shall become effective on the date hereof and shall remain in full force until terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force from year to year only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act, with the first annual renewal to be coincident with the next renewal of the Advisory Agreement.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement immediately upon written notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)  If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser as follows: the Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser, and the Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

(e)  The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

(f)  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.  Confidentiality.    Each party agrees that it shall hold in strict confidence all data and information obtained from the other party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this confidentiality clause) other than in relation to its affiliates and any other party performing functions for the Fund and such party shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of such party’s counsel, applicable law, and then only with as much prior written notice to the other party as is reasonably practicable under the circumstances.

13.  Non-Exclusivity.    The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

14.  Use of Names.

(a)  The Sub-Adviser acknowledges and agrees that the name DWS (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name DWS, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to DWS, the Fund or the Trust name, or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.

(b)  The Adviser acknowledges and agrees that each of the names Fischer Francis Trees & Watts, FFTW and BNP Paribas (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Sub-Adviser and its affiliates; and that the Adviser, Fund or Trust shall use such name only in connection with the Sub-Adviser’s performance of its duties hereunder and for no other purpose without the prior written consent of the Sub-Adviser.

15.  Indemnifications.

(a)  The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this Section 15(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Trust’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise. The Sub-Adviser’s agreements in this Section 15(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, trustees, officers, employees and agents. The Sub-Adviser’s agreement in this Section 15(a)

shall also extend to any of the Trust’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

(b)  The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Trust’s shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 15(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s Disqualifying Conduct. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser’s agreements in this Section 15(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, trustees, officers, employees and agents. The Adviser’s agreements in this Section 15(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

(c)  Promptly after receipt by a party indemnified under Section 15(a) or 15(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought (a “Proceeding”), such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any Proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any Proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in any Proceeding, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such Proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such Proceeding or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any Proceeding, the indemnified party shall not settle or compromise the Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld, and the indemnifying party shall not settle or compromise any Proceeding without the prior written consent of the indemnified party, which shall not be unreasonably withheld.

16.  Governing Law.    This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Mr. John Pak, Esq.

Chief Legal Officer

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, NY 10154

and with a copy (which shall not constitute notice) to:

John Millette

Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

To the Sub-Adviser at:

Fischer Francis Trees & Watts, Inc.

200 Park Avenue, 46th Floor

New York, NY 10166

Attention: Robin S. Meister,

Managing Director

Chief Legal & Risk Officer

19.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the SEC issued pursuant to the 1940 Act or by any written guidance or no-action relief issued or granted by the staff of the SEC. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act and such interpretations thereof. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder or by any written guidance or no-action relief issued or granted by the staff of the SEC, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

20.  Entire Agreement; Amendment.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded or supplemented, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC or the staff of the SEC.

21.  Miscellaneous.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

22.  Anti-Money Laundering.    The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti money laundering regulation, including but not limited to that of the United States. Pursuant to Section 12 of the Agreement, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

23.  Certain CEA Matters.    The Adviser hereby consents to being and acknowledges that the Fund will be treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the United States Commodity Exchange Act (the “CEA”) for the purposes of the CEA and the regulations thereunder. The Sub-Adviser represents to the Adviser and the Fund that it is a “registered commodity trading adviser”, as such term is defined in the CEA and the regulations.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.		FISCHER FRANCIS TREES & WATTS, INC.

By:		By:
Name:	Caroline Pearson	Name:
Title:	Managing Director	Title:

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name:	John Millette
Title:	Director

Appendix A

Fee Schedule

DWS Core Fixed Income Fund    Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement, which compensation shall accrue daily and be payable monthly, in an amount equal to 50% of the Investment Management Fee (as defined below) less 50% of any expense reimbursements and/or fee waivers incurred by the Adviser in operating the Fund during the relevant period.

As of the date of this Agreement, 50% of the Investment Management Fee (as defined below) without showing the effect of any expense reimbursements and/or fee waivers equals an annual rate based on the Fund’s average daily net assets as follows:

First $1.5 billion	0.2000%
Next $1.75 billion	0.1925%
Next $1.75 billion	0.1850%
Thereafter	0.1775%

“Investment Management Fee” means the investment management fee payable by the Fund to the Adviser under the Advisory Agreement, as in effect from time to time. For the sake of clarity, Investment Management Fee does not include any fees received from the Fund by the Adviser pursuant to the Administrative Services Agreement among the Fund and the Adviser, as in effect from time to time.

EXHIBIT B

PORTFOLIO MANAGER

DWS Core Fixed Income Fund

David Marmon,

Head of US and Global Products Group and Head of Sector Rotation Alpha Team of FFTW. Lead Portfolio Manager of the fund. Joined the fund in 2011.

•	Joined FFTW in 1990.
•	Prior to joining FFTW, head of futures and options research at Yamaichi International (America).
•	MA, Economics, Duke University.
•	BA, Economics, Alma College.

B-1

EXHIBIT C

FUND OFFICERS

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(3) (1965) President, 2006-present	Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Paul H. Schubert(3) (1963) Chief Financial Officer, 2004-present; Treasurer, 2005-present	Managing Director(2), Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset Management

Caroline Pearson(4) (1962) Chief Legal Officer, 2010-present	Managing Director(2), Deutsche Asset Management; formerly Assistant Secretary, DWS Funds (1997-2010)

Rita Rubin(5) (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management (since 2006); formerly: Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark(4) (1967) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)

Diane Kenneally(4) (1966) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management

John Caruso(5) (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director(2), Deutsche Asset Management

C-1

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset Management

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.
(2)	Executive title, not a board directorship.
(3)	Address: 100 Plaza One, Jersey City, New Jersey 07311
(4)	Address: One Beacon Street, Boston, Massachusetts 02108.
(5)	Address: 60 Wall Street, New York, New York 10005.

C-2

EXHIBIT D

INFORMATION REGARDING THE FUND’S

RELATIONSHIP WITH DIMA AND CERTAIN AFFILIATES

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$19,795	—

DWS Investments Service Company	Transfer Agent	$630,590	$630,590

DWS Investments Distributors, Inc.	Distributor	$1,066,115	$133,477

D-1

EXHIBIT E

MANAGEMENT FEE PAYABLE TO DIMA

For all services provided under the Investment Management Agreement, the Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below. In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during the Fund’s most recently completed fiscal year.

Fund	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
DWS Core Fixed Income Fund	0.400% to $1.5 billion 0.385% next $1.75 billion 0.370% next $1.75 billion 0.355% thereafter	$2,204,902	$0

E-1

EXHIBIT F

ADMINISTRATIVE SERVICE FEE PAYABLE TO DIMA

For all services provided under the Administrative Services Agreement, the Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee rate of 0.10%. The following sets forth the aggregate amount of the administrative service fee paid to DIMA during the Fund’s most recently completed fiscal year.

Fund	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
DWS Core Fixed Income Fund	$551,226	$0

F-1

EXHIBIT G

SHARES OUTSTANDING AS OF MARCH 16, 2011

Fund Name	Class	Shares Outstanding
DWS Core Fixed Income Fund	Class A	22,587,049.264
	Class B	606,077.463
	Class C	2,156,085.953
	Class INST	16,644,814.498
	Class R	203,393.475
	Class S	5,023,212.275

G-1

EXHIBIT H

5% SHAREHOLDERS

(as of March 16, 2011)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of a Fund, except as specified below.

Fund	Class	Registration	Shares	Percentage
DWS CORE FIXED INCOME FUND	A	DWS TRUST COMPANY FBO IBEW 163 RETIREMENT PLAN SALEM NH 03079-1143	1,182,359.337	5.23%

	A	STATE STREET CORP TRUSTEE FBO ADP ACCESS BOSTON MA 02111-2901	2,662,223.176	11.79%

	A	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN NJ 07086-6761	5,729,122.544	25.36%

	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	3,639,663.247	16.11%

	INST	DWS TRUST COMPANY TTEE FBO DB MATCHED SAVINGS PLAN SALEM NH 03079-1143	6,018,217.102	36.16%

	INST	STATE STREET BANK & TRUST CO CUST FBO DWS LIFECOMPASS RETIREMENT FUND BOSTON MA 02111-1750	1,704,485.301	10.24%

	INST	STATE STREET BANK & TRUST CO CUST FBO DWS LIFECOMPASS 2020 FUND QUINCY MA 02171-2105	1,953,831.995	11.74%

	INST	STATE STREET BANK & TRUST CO CUST FBO DWS LIFECOMPASS 2015 FUND QUINCY MA 02171-2105	1,917,860.584	11.52%

	B	PERSHING LLC JERSEY CITY NJ 07399-0001	48,430.884	7.99%

Fund	Class	Registration	Shares	Percentage
	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE ST LOUIS MO 63103-2523	135,208.699	22.31%

	B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	56,429.178	9.31%

	B	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 7TH FL NEW YORK NY 10001-2402	49,369.161	8.15%

	B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	133,667.838	22.05%

	C	PERSHING LLC JERSEY CITY NJ 07399-0001	132,369.874	6.14%

	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE ST LOUIS MO 63103-2523	307,830.961	14.28%

	C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN NJ 07086-6761	119,886.366	5.56%

	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	295,817.445	13.72%

	R	COMMUNITY BANK NA CUST FBO INTERNATIONAL SHIPPING AGENCY SALARY DEFERRAL & SAVINGS PLAN UTICA NY 13502-6317	17,676.246	8.69%

	R	COMMUNITY BANK NA CUST FBO LEO BURNETT WORLDWIDE 1165(E) RETIREMENT PLAN UTICA NY 13502-6317	20,181.954	9.92%

	R	COMMUNITY BANK NA CUST FBO HEINEKEN CARIBBEAN INC 401K SAVINGS & RETIREMENT PLAN UTICA NY 13502-6317	10,685.808	5.25%

Fund	Class	Registration	Shares	Percentage
	R	COMMUNITY BANK NA CUST FBO SCHERRER HERNANDEZ & CO 401K RETIREMENT PLAN UTICA NY 13502-6317	28,974.839	14.25%

	R	MG TRUST COMPANY CUST FBO WEBSTER AND GARNER INC 401K P/S DENVER CO 80202-3531	20,728.779	10.19%

	R	NFS LLC FBO C BREWER INC EMPLOYEE PROFIT S FIRST INTERSTATE BANK TTEE U/A 10/01/1980 BILLINGS MT 59101-1200	26,444.346	13.00%

CFI.IS-March.2011